As filed with the Securities and Exchange Commission on December 30, 2003

                                                      Registration No. 333-39224



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)


              Delaware                                   20-0467835
      (State of Incorporation)              (I.R.S. Employer Identification No.)


                             Denbury Resources Inc.
                               Plano, Texas 75024
               (Address of Principal Executive Offices) (Zip Code)


               DENBURY RESOURCES INC. EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)


                      Phil Rykhoek, Chief Financial Officer
                        5100 Tennyson Parkway, Suite 3000
                               Plano, Texas 75024
                                 (972) 673-2000
 (Name, adress and telephone number, including area code, of agent for service)

                                   Copies to:

                                Donald W. Brodsky
                               Jenkens & Gilchrist
                           A Professional Corporation
                        1401 McKinney Street, Suite 2700
                              Houston, Texas 77010
                                 (713) 951-3300

                         POST-EFFECTIVE AMENDMENT NO. 1

     This Post-Effective Amendment No. 1 to Registration Statement 333-39224 on Form S-8 is being filed to indicate that the offering of shares pursuant to this registration statement is terminated without any shares being offered or sold hereunder.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, State of Texas, on this 29th day of December, 2003.

                                         DENBURY RESOURCES INC.


                                          /s/ Phil Rykhoek
                                         ------------------------------------
                                         Phil Rykhoek
                                         Senior Vice President and
                                         Chief Financial Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signatures                                        Title                                  Date
               ----------                                        -----                                  ----

         /s/ Ronald G. Greene*                Chairman of the Board of Directors               December 29, 2003
-----------------------------------------
Ronald G. Greene


         /s/ Gareth Roberts*                  Chief Executive Officer and President            December 29, 2003
-----------------------------------------     (Principal Executive Officer)
 Gareth Roberts


          /s/ Phil Rykoek                     Senior Vice President and Chief Financial        December 29, 2003
-----------------------------------------     Officer
 Phil Rykhoek                                 (Principal Financial Officer)


          /s/ Mark Allen                      Vice President and Chief Accounting Officer      December 29, 2003
-----------------------------------------     (Principal Accounting Officer)
Mark Allen


         /s/ David I. Heather*                Director                                         December 29, 2003
-----------------------------------------
David I. Heather


        /s/ David B. Miller                   Director                                         December 29, 2003
-----------------------------------------
David B. Miller


         /s/ Wieland F. Wettstein*            Director                                         December 29, 2003
-----------------------------------------
Wieland F. Wettstein

*By     /s/ Phil Rykhoek
      -----------------------------------
      Phil Rykhoek

*Attorney-in-Fact pursuant to
power of attorney contained in
original filing of this Registration Statement

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